SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: September 1, 2004

(Date of earliest event reported)

RIVERSTONE NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-32269	95-4596178
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5200 Great America Parkway, Santa Clara, California	95054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 878-6500

Item 2.02. Results of Operations and Financial Condition

The information in Item 2.02 and Exhibits 99.1 and 99.2 of this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information set forth herein, and in all exhibits incorporated by reference herein, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

Accounting practices review, restatement and remedial actions we are taking

As the result of an accounting practices review initiated in April 2003, we announced in July 2003 that investors should not rely on our historical financial statements and auditors’ reports thereon or our financial results announced for any period and that we intended to restate previously reported financial results for our fiscal year ended March 2, 2002, and for the first three quarters of our fiscal year ended March 1, 2003. That accounting practice review was recently completed. Until that time, it was not possible for us to issue audited financial statements for the fiscal years 2003 or 2004, or unaudited financial statements for interim periods related to those fiscal years or subsequent interim periods.

A detailed summary of the restatement process that evolved from the review of our accounting practices is set forth in Note 3 of Notes to Consolidated Financial Statements included in Exhibit 99.2. In connection with performing its audit of our financial statements as of and for the year ended March 1, 2003, our independent registered public accounting firm, Ernst & Young LLP, has communicated to the Audit Committee of our Board of Directors a substantial number of material weaknesses and other deficiencies relating to our internal controls over financial reporting. Ernst & Young’s consideration of our internal controls in connection with the performance of its audit would not necessarily result in identification of all internal control deficiencies that might be reportable conditions. Among the material weaknesses identified by Ernst & Young were:

•	Prior management’s review process failed to prevent or detect the lack of compliance with and, in certain cases, the circumvention of, the Company’s procedures and controls. Examples include:

•	Arrangements to sell products to customers that were contingent on, and substantially funded by, the Company’s purchase of convertible debt or equity securities issued by these customers (or by third parties), where, after discovering previously undisclosed Company communications, the sales and investment transactions appeared to have little or questionable substance.

•	Previously undisclosed formal and informal side agreements with the Company’s resellers and other customers were uncovered that changed the substance of revenue arrangements and resulted in inappropriate revenue recognition.

•	The experience and depth of our financial and accounting personnel needed to be increased.

•	The controls surrounding the proper timing of recording accounts payable, including consistent and proper use of purchase orders, were inadequate.

•	There were deficiencies in controls over fixed asset tracking and related accounting including controls over physical identity, movement and disposals of fixed assets.

•	The accounting for goods received but not invoiced was not consistently applied, including timely relief of items credited to this account.

•	There was a lack of overall documentation and recordkeeping for both electronic and hard copy documents including maintaining in an organized fashion appropriate originals or copies of contracts, invoices, purchase orders, and other supporting information that enable management to both comply with regulatory requirements to maintain proper books and records and permit those needing access the ability to do so in a timely fashion.

We have taken the following steps since August 2003 in response to certain of the deficiencies noted above:

•	We established a Business Operations group, reporting directly to the Chief Financial Officer, which is responsible for management of sales proposal response, pre-approval of quotations, pipeline management and reporting, and sales commission accounting.

•	An automated sales quotation tool was implemented, which produces proposal information, requires a specific response to over twenty corporate governance and revenue recognition questions, and calculates proposed gross margin. The sales quotation tool is jointly administered by the Business Operations group and Order Administration, which also reports to the Chief Financial Officer. Exceptions require the approval of the Chief Financial Officer, and in certain cases the Chief Executive Officer.

•	All commissioned sales personnel are required to certify on a quarterly basis whether they are aware of any undocumented terms and conditions, including rights of return or stock rotation, or any other form of “side letter,” which would change the nature of a revenue transaction. Sales commissions are withheld until the certifications are received.

•	The Chief Financial Officer and the Vice President of Finance conduct a quarterly revenue recognition review of all revenue transactions in excess of $250,000 and $100,000, respectively.

•	The Chief Financial Officer and/or Vice President of Finance, along with the General Counsel, conduct revenue recognition and corporate governance training at initial sales orientation and internal sales conferences, which are held at least twice a year.

•	The Chief Financial Officer and other senior officers conduct periodic visits with the Company’s customers, resellers and field personnel to assess whether internal controls over the revenue recognition and field accounting processes are functioning as designed.

•	New accounts payable and fixed asset procedures have been established and personnel trained in the proper functioning of the controls.

•	We engaged an independent international public accounting firm to assist us in meeting our requirements under §404 of the Sarbanes-Oxley Act. They are assisting us in evaluating the internal control environment and assessing our risks, documenting significant processes, testing the effectiveness of the controls and designing appropriate processes and controls where deficiencies are noted.

•	We terminated or secured the resignation of certain Company officers and various sales, operational and financial personnel.

•	We executed a near-complete turnover in the composition of our senior management team, including appointment of a new President and Chief Executive Officer, Executive Vice President and Chief Financial Officer, Vice President of Finance and Corporate Controller, Vice President Sales, North America and Senior Vice President, and General Counsel, who also serves as the Company’s Chief Compliance Officer.

•	The Finance organization was strengthened with the addition of experienced professionals, including four individuals who are Certified Public Accountants. Recruitment of additional experienced finance personnel is in process.

•	We established the position of Vice President Internal Audit, reporting jointly to the Chairman of the Audit Committee and to the Chief Financial Officer. Recruitment of a qualified candidate is in process.

•	We appointed a Disclosure Committee presently consisting of the Company’s Chief Financial Officer and General Counsel. The Committee determines materiality of information and determines the Company’s disclosure obligations in a timely manner. The Disclosure Committee will be expanded to include the Vice President of Finance and Director of Investor Relations as appropriate.

•	We appointed three new independent members to the seven member Board of Directors, all three of whom now serve on the Audit Committee.

•	We established a phone and web-based anonymous reporting process for reporting improper conduct in any part of our business, including, without limitations, our Sales, Finance, and Business Operations departments in accordance with §301 of the Sarbanes-Oxley Act.

We believe these efforts have established a framework to materially improve our control structure. While we have committed considerable resources to date on the accounting practices review and remedial actions listed above, all of the intended benefits will not occur immediately, nor do the above-listed remedial actions address all of the deficiencies identified by Ernst & Young. Additional efforts will be necessary to remediate all of the deficiencies in our control structure. Our controls are improving and management believes that the financial statements included in this Form 8-K are fairly presented, in all material respects, in accordance with U.S. generally accepted accounting principles.

The effectiveness of any system of disclosure controls and procedures, including our own, is subject to certain limitations, including the exercise of judgment in designing, implementing and evaluating the controls and procedures and the inability to eliminate misconduct completely.

Financial information

Exhibit 99.2 of this Form 8-K includes audited consolidated financial statements and certain other information for our fiscal year ended on March 1, 2003. Exhibit 99.2 does not include all of the information required to be presented in an Annual Report on Form 10-K in order for it to be fully compliant with Securities and Exchange Commission Rules and Regulations. For example, the consolidated financial statements included in Exhibit 99.2 do not contain a comparative consolidated balance sheet dated as of March 2, 2002, or comparative consolidated statements of operations, cash flows or stockholders’ equity for fiscal years 2001 or 2002. Furthermore, it does not include other financial information required to be included in an Annual Report on Form 10-K, such as selected financial data, management’s discussion and analysis of results of operations and financial condition and supplementary data. While we believed it was important for us to furnish audited financial statements for fiscal year 2003 to investors as soon as such financial statements were available, we concluded that, given the age of the financial statements and that comparative financial information was not being presented, preparation of management’s discussion and analysis of results of operations and financial condition for fiscal year 2003 would not be meaningful to investors. Concurrently with the submission of this Form 8-K to the Securities and Exchange Commission, we are also filing quarterly reports on Form 10-Q containing our unaudited condensed consolidated financial statements for each of the first three quarters of the Company’s fiscal year 2004. Those filings contain management’s discussion and analysis of results of operations and financial condition, including the discussion of our critical accounting policies. We believe the audited financial statements as of and for the fiscal year ended March 1, 2003 furnished in this Form 8-K, together with the unaudited condensed consolidated financial statements filed in our Forms 10-Q for each of the first three quarters of fiscal year 2004, should provide relevant and useful financial information to investors.

Exhibit 99.3 to this Form 8-K is the Agreement and Plan of Merger and Reorganization dated as of December 18, 2002, among Riverstone Networks, Pipal Systems, Inc. and other parties signatory thereto (the “Pipal Systems Merger Agreement”). Exhibit 99.4 to this Form 8-K is the Consulting Agreement Amended and Restated as of November 17, 2002 by and between Richard Lowenthal and Pipal Systems, Inc. If the Company had timely filed its Form 10-K for the fiscal year ended March 1, 2003, these agreements would have been filed therewith. Accordingly, the Company is filing these agreements along with the financial statements with which they originally would have been filed.

We are not filing audited consolidated financial statements for the fiscal years 2001, 2002 or 2004 at this time. As previously announced, we intend to file audited financial statements for our 2004 fiscal year in the near future. We cannot currently predict when, if ever, we will be able to reissue audited consolidated financial statements for our fiscal years 2001 or 2002.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

99.1	Press Release dated September 2, 2004.

99.2	Audited Financial Statements of Riverstone Networks, Inc. and Notes thereto as of and for the fiscal year ended March 1, 2003

99.3	Agreement and Plan of Merger and Reorganization dated as of December 18, 2002, among the Registrant, Pipal Systems, Inc. and other parties signatory thereto.

99.4	Consulting Agreement Amended and Restated as of November 17, 2002 by and between Richard Lowenthal and Pipal Systems, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 1, 2004

RIVERSTONE NETWORKS, INC.

By	/s/ ROGER A. BARNES
Name:	Roger A. Barnes
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated September 2, 2004.

99.2	Audited Financial Statements of Riverstone Networks, Inc. and Notes thereto as of and for the fiscal year ended March 1, 2003

99.3	Agreement and Plan of Merger and Reorganization dated as of December 18, 2002, among the Registrant, Pipal Systems, Inc. and other parties signatory thereto.

99.4	Consulting Agreement Amended and Restated as of November 17, 2002 by and between Richard Lowenthal and Pipal Systems, Inc.